Exhibit 32.2

Section 1350 Certification by the President and Interim Chief Executive Officer

In connection with the quarterly report of Homeland Security Network, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Ubaldi, Chief Financial  Officer of the Company, certify, pursuant to U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PETER UBALDI
Peter Ubaldi
President and Interim Chief Financial Officer
Date: May 21, 2007